Exhibit 10.3

FIRST AMENDMENT TO AMENDED AND RESTATED

CREDIT AND SECURITY AGREEMENT

PREAMBLE. This First Amendment to Amended and Restated Credit and Security Agreement (this “Amendment”), dated as of February 13, 2006 (the “Amendment Date”), is made among (i) OMNI ENERGY SERVICES CORP., a Louisiana corporation (“Parent Company”); AMERICAN HELICOPTERS INC., a Texas corporation (“AHI”); OMNI ENERGY SERVICES CORP.-MEXICO, a Louisiana corporation (“Omni Mexico”); OMNI PROPERTIES CORP., a Louisiana corporation (“Omni Properties”); OMNI OFFSHORE AVIATION CORP., a Louisiana corporation (“Omni Offshore”); OMNI LABOR CORPORATION, a Louisiana corporation, formerly known as OMNI SEISMIC AVIATION CORP. (“Omni Labor”); OMNI ENERGY SEISMIC SERVICES CORP., a Louisiana corporation (“Omni Energy”); (ii) TRUSSCO, INC., a Louisiana corporation (“Trussco”) and TRUSSCO PROPERTIES, LLC, a Louisiana limited liability company (“Trussco Properties”; Trussco Properties Trussco, Omni Energy, Omni Labor, Omni Offshore, Omni Properties, Omni Mexico, AHI and Parent Company herein called, collectively, “Initial Borrowers” and, individually, an “Initial Borrower”); (iii) PREHEAT, INC., a Louisiana corporation (“Preheat”; Preheat, together with the Initial Borrowers, herein called, collectively, “Borrowers” and, individually, a “Borrower”); and (iv) WEBSTER BUSINESS CREDIT CORPORATION, a corporation organized under the laws of the State of New York (“WBCC”), individually, as lender hereunder and as agent for itself and each other Lender Party (as hereinafter defined) (WBCC, acting in both such capacities, herein called “Lender”), for the purpose of amending the Amended and Restated Credit and Security Agreement, dated as of May 18, 2005, between Initial Borrowers and Lender (herein, as modified and amended to date, pursuant to the “First Consent” and the “Second Consent,” as each of those terms is defined below, as further amended hereby, and as it may be further modified or amended from time to time hereafter, called the “Credit Agreement”) in order to reflect the acquisition by Parent Company of the Capital Stock of New Borrower and the joinder of Preheat as a Borrower under the Credit Agreement, among other purposes.

1. Definitions. Capitalized terms used in this Amendment, but not expressly defined herein, shall have the same meanings as given to such terms in the Credit Agreement or, as applicable, in the First Consent and the Second Consent.

2. Amendments.

2.1. Definitions. The following new definitions shall be added to Annex One of the Credit Agreement in the correct alphabetical order:

“First Consent” shall mean the Consent, dated as of July 29, 2005, made between Lender and the Initial Borrowers, modifying and amending the terms of the Credit Agreement to reflect (among other things) the consent of Lender to the “Rotorcraft Sale” (as that term is defined therein).

“Preheat” shall mean Preheat, Inc., a Louisiana corporation.

“Preheat Acquisition” shall mean the acquisition of all Equity Interests in Preheat by the Parent Company from the Preheat Sellers pursuant to the Preheat Acquisition Agreement.

“Preheat Acquisition Agreement” shall mean the Purchase and Sale Agreement, dated as of December 29, 2005, made among Parent Company, Preheat and the Preheat Sellers, together with all Schedules and Exhibits thereto.

“Preheat Sellers” means the “Shareholders,” as that term is defined in the Preheat Acquisition Agreement.

“Preheat Sellers Debt” shall mean, the Indebtedness evidenced by (i) “Seller Note No. 1” (as that term is defined in the Preheat Acquisition Agreement); and (ii) “Seller Note No. 2” (as that term is defined in the Preheat Acquisition Agreement).

“Preheat Sellers Debt Subordination Agreement” shall mean the Subordination Agreement, dated not later than the Amendment Date, among Borrowers, Preheat Sellers and Lender in respect of the subordination of the Preheat Sellers Debt.

“Second Consent” shall mean the Consent, dated August 26, 2005, made between Lender and the Initial Borrowers, modifying and amending the terms of the Credit Agreement to reflect (among other things) the consent of Lender to the entry by the Initial Borrowers into the “Junior Credit Agreement” (as that term is defined therein) and the incurrence for certain Indebtedness thereunder.

In addition, henceforth, the term “GECC,” as defined and used in the Credit Agreement and the Other Documents, shall mean and refer to “ORIX FINANCE CORP., as successor-in-interest to GECC, having heretofore obtained a full assignment from GECC of all GECC Debt.”

2.2. Acquisition of Preheat. In reference to Section 7.5, Section 7.9 and Section 7.12 of the Credit Agreement which restrict, respectively, the purchase of Equity Interests in a Person, the incurrence of Subordinated Debt, other than Permitted Subordinated Debt, and the creation or acquisition of any Subsidiary, Lender does hereby consent to the Preheat Acquisition, the addition of Preheat as a Subsidiary of Parent Company and the incurrence by Parent Company of the Preheat Sellers Debt as Permitted Subordinated Debt (herein, collectively, the “Related Transactions”) subject, however, to the following terms, covenants and conditions: (i) the Preheat Acquisition shall have been consummated not later than the Amendment Date and on substantially the terms set forth in the Preheat Acquisition Agreement; (ii) Preheat shall have been joined to the Credit Agreement and the Other Documents as a “Borrower” thereunder in conformity with Section 7.12 of the Credit Agreement; (iii) all Equity Interests of Preheat owned by Parent Company shall have been pledged by Parent Company to Lender in conformity with the Subsidiary Pledge Agreement; (iv) the holders of the Preheat Sellers Debt shall have entered into the Preheat Sellers Debt Subordination Agreement with Lender on terms satisfactory to Lender; and (v) the Junior Lenders and the GECC Lenders shall have consented to the Related Transactions on terms satisfactory to Lender. In respect of the foregoing clause (i), the Parent Company hereby certifies to Lender that the Preheat Acquisition was consummated not later than the Amendment Date in substantially the terms set forth in the Preheat Acquisition Agreement and that, to the knowledge of Parent, all representations and warranties of the Preheat Sellers set forth in the Preheat Acquisition Agreement continue to be true and correct in all material respects as of the Amendment Date. In respect of the foregoing clause (ii), Preheat hereby agrees to join the Parent Company and its other Subsidiaries as a Borrower under the Credit Agreement and all other Other Documents, effective as of the Amendment Date, and Preheat hereby affirms all representations, warranties, covenants and agreements set forth therein as binding on, or applicable to, Borrowers as likewise binding on, and applicable to, Preheat, including, particularly, but without limitation, (a) the joint and several liability of Preheat for all Obligations in accordance with Article XV of the Credit Agreement and (b) the present grant by Preheat to Lender of a security interest in all Collateral as security for its payment of the Obligations pursuant to Article IV of the Credit Agreement. In respect of the foregoing clause (iii), the Parent Company acknowledges that all Equity Interests in Preheat acquired by it pursuant to the Preheat Acquisition are and shall be deemed pledged automatically to Lender as additional security for the payment of the Obligations pursuant to the Subsidiary Pledge Agreement subject to the terms and limitations set forth therein as they relate to the prior pledge thereof to the GECC Lenders.

2.3. Modifications to Financial Covenants. Existing Sections 8.2, 8.3, 8.4 and 8.5 of the Credit Agreement are deleted, each in its entirety, and the following revised Sections 8.2, 8.3, 8.4 and 8.5 are substituted in their place:

8.2. Fixed Charge Coverage Ratio. Maintain as of the ending of each of its Fiscal Quarters specified below, beginning with the Fiscal Quarter ending March 31, 2005, a Fixed Charge Coverage Ratio for the four (4) Fiscal Quarters then ending, of not less than the amount specified below corresponding to such Fiscal Quarter.

Ratio
March 31, 2005	1.20 to 1.00
June 30, 2005	1.20 to 1.00
September 30, 2005	1.20. to 1.00
December 31, 2005	1.25 to 1.00
March 31, 2006	1.25 to 1.00
June 30, 2006	1.25 to 1.00
September 30, 2006	1.30 to 1.00
December 31, 2006	1.30 to 1.00
March 31, 2007	1.30 to 1.00
June 30, 2007	1.30 to 1.00
September 30, 2007	1.30 to 1.00
December 31, 2007	1.30 to 1.00
March 31, 2008	1.35 to 1.00
June 30, 2008	1.35 to 1.00
September 30, 2008	1.35 to 1.00
December 31, 2008	1.35 to 1.00
March 31, 2009	1.35 to 1.00
June 30, 2009	1.35 to 1.00
September 30, 2009	1.35 to 1.00
December 31, 2009	1.35 to 1.00
March 31, 2010	1.35 to 1.00

8.3. Capital Expenditures. Not contract for, purchase or make any Capital Expenditure in any Fiscal Year specified below which would cause total Capital Expenditures to exceed the amount specified below corresponding to such Fiscal Year.

Fiscal Year	Maximum Capital Expenditure	Post-Acquisition Maximum Capital Expenditure
2005	$2,400,000	$3,000,000
2006	$2,400,000	$3,000,000
2007	$2,400,000	$3,000,000
2008	$2,400,000	$3,000,000
2009	$2,400,000	$3,000,000
2010	$600,000	$3,000,000

8.4. Leverage Ratio. Fail to maintain a Leverage Ratio at the end of each of its Fiscal Quarters specified below, beginning with the Fiscal Quarter ending March 31, 2005, of not more than the amount specified below corresponding to such Fiscal Quarter.

Fiscal Quarter Ending	Maximum Leverage Ratio
March 31, 2005	4.25 to 1.00
June 30, 2005	4.25 to 1.00
September 30, 2005	4.25 to 1.00
December 31, 2005	4.25 to 1.00
March 31, 2006	4.00 to 1.00
June 30, 2006	4.00 to 1.00
September 30, 2006	3.75 to 1.00
December 31, 2006	3.75 to 1.00
March 31, 2007	3.75 to 1.00
June 30, 2007	3.75 to 1.00
September 30, 2007	3.50 to 1.00
December 31, 2007	3.50 to 1.00
March 31, 2008	3.25 to 1.00
June 30, 2008	3.25 to 1.00
September 30, 2008	3.00 to 1.00
December 31, 2008	3.00 to 1.00
March 31, 2009	3.00 to 1.00
June 30, 2009	3.00 to 1.00
September 30, 2009	3.00 to 1.00
December 31, 2009	3.00 to 1.00
March 31, 2010	3.00 to 1.00

8.5. EBITDA. Fail to maintain at the end of each of its Fiscal Quarters specified below, beginning with the Fiscal Quarter ending March 31, 2005, an EBITDA of Borrowers for the relevant measurement period then ending of not less than the amount specified below corresponding to such measurement period:

Fiscal Quarter Ending	Minimum EBITDA
March 31, 2005	$10,500,000
June 30, 2005	$10,500,000
September 30, 2005	$10,500,000
December 31, 2005	$10,500,000
March 31, 2006	$2,150,000
June 30, 2006	$5,100,000
September 30, 2006	$8,500,000
December 31, 2006	$11,500,000
March 31, 2007	$12,250,000
June 30, 2007	$12,750,000
September 30, 2007	$13,000,000
December 31, 2007	$13,000,000
March 31, 2008	$13,250,000
June 30, 2008	$13,500,000
September 30, 2008	$13,500,000
December 31, 2008	$13,500,000
March 31, 2009	$13,500,000
June 30, 2009	$13,500,000
September 30, 2009	$13,500,000
December 31, 2009	$13,500,000
March 31, 2010	$13,500,000

For purposes hereof, the “relevant measurement period” shall be the four (4) Fiscal Quarters then ended except that for the Fiscal Quarters ended March 31, 2006, June 30, 2006 and September 30, 2006, it shall be, instead, the one (1), two (2) and three (3) Fiscal Quarters, respectively, then ended.

3. Conditions to Effectiveness. The amendments set forth hereinabove are further made contingent upon, and shall not become effective, unless and until: (i) Borrowers shall have executed and/or delivered to Lender this Amendment; (ii) the Borrowers and the Preheat Sellers shall have executed and delivered to Lender the Preheat Sellers Debt Subordination Agreement; (iii) Lender shall have received and been satisfied with the consents of the Junior Lenders and the GECC Lenders with regard to the Related Transactions; and (iv) Borrowers shall have remitted to WBCC, for its own account, a fully earned, non-refundable amendment fee of Ten Thousand Dollars ($10,000), which Borrowers hereby authorize Lender to cause to be paid to itself by charging same as a Revolving Advance on the Amendment Date.

4. Effective Date. The amendments and modifications to the Credit Agreement set forth in this Amendment shall be effective as of the Amendment Date (unless and except to the extent as otherwise may be expressly provided hereinabove).

5. No Other Changes. Except as expressly amended and modified hereby, the terms of the Credit Agreement shall remain unchanged and continue in full force and effect.

6. Other Document. This Amendment constitutes an Other Document and shall be governed and construed accordingly.

7. Inducements. To induce Lender to enter into this Amendment and perform hereunder, Borrowers hereby certify to Lender, with the understanding and intent that Lender will rely hereon in so performing hereunder, that, as of the date of this Amendment, and after giving effect to the amendments set forth herein: (i) no Default or Event of Default exists; (ii) no right of set off, counterclaim, cross-claim, defense or objection to Borrowers’ continued payment and performance of all Obligations exists; (iii) no consent or approval of any Person is required for Borrowers’ entry into and performance under this Amendment which has not been obtained by Borrowers on or prior to the date hereof; and (iv) the Credit Agreement and the Other Documents continue to constitute Borrowers’ legal, valid, binding and enforceable obligations. Borrowers hereby restate, renew and reaffirm all representations, warranties and covenants heretofore made by Borrowers under the Credit Agreement and the Other Documents, effective as of the date hereof. Borrowers further waive, release, relieve and discharge Lender from any liability which it may have to any Borrower for any action (or inaction) heretofore taken (or failed to be taken) in respect of its entry into, and performance under, the Credit Agreement and all Other Documents.

Each of the parties has signed this Amendment as of the day and year first above written.

“BORROWERS”

OMNI ENERGY SERVICES CORP.

By:	/s/ G. Darcy Klug
G. Darcy Klug
Executive Vice President

AMERICAN HELICOPTERS INC.

By:	/s/ G. Darcy Klug
G. Darcy Klug
Executive Vice President

OMNI ENERGY SERVICES CORP.-MEXICO

By:	/s/ G. Darcy Klug
G. Darcy Klug
Executive Vice President

OMNI PROPERTIES CORP.

By:	/s/ G. Darcy Klug
G. Darcy Klug
Executive Vice President

OMNI OFFSHORE AVIATION CORP.

By:	/s/ G. Darcy Klug
G. Darcy Klug
Executive Vice President

OMNI LABOR CORPORATION F/K/A
OMNI SEISMIC AVIATION CORP.

By:	/s/ G. Darcy Klug
G. Darcy Klug
Executive Vice President

OMNI ENERGY SEISMIC SERVICES CORP.

By:	/s/ G. Darcy Klug
G. Darcy Klug
Executive Vice President

TRUSSCO, INC.

By:	/s/ G. Darcy Klug
G. Darcy Klug
Executive Vice President

TRUSSCO PROPERTIES, LLC

By:	/s/ G. Darcy Klug
G. Darcy Klug
Executive Vice President

PREHEAT, INC.

By:	/s/ G. Darcy Klug
G. Darcy Klug
Executive Vice President

“LENDER”

WEBSTER BUSINESS CREDIT CORPORATION

By:	/s/ Arthur V. Lippens
Authorized Officer